                                                                    EXHIBIT 99.2

             FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS
                  PRO FORMA COMBINED STATEMENTS OF INCOME
               For the nine months Ended September 30, 1999
                                 Unaudited





                                                                                        Properties sold
                                                         First Union                       prior to
                                                         (Historical)                 September 30, 1999
                                                  ----------------------------   ------------------------------
REVENUES
  Rents                                                             $ 225,109                          (18,009)
  Interest - Mortgage loans                                               355
               - Short-term investments                                 1,368                              (48)
               - Investments
  Joint venture income and fees                                           228
  Other                                                                   730
                                                  ----------------------------   ------------------------------
                                                                      227,790                          (18,057)
                                                  ----------------------------   ------------------------------
EXPENSES
  Property operating                                                  161,955                           (7,158)
  Real estate taxes                                                     7,978                           (1,772)
  Depreciation and amortization                                        22,831                           (6,413)
  Interest-mortgages                                                   20,959                           (1,272)
                - Notes payable                                         4,201                           (4,193)
                - Senior notes                                            835
                - Bank loans and other                                  5,793                           (3,253)
  General and administrative                                           12,856                             (159)
  Realized currency gain                                                 (863)
  Unrealized loss on carrying value
    of assets held for disposition                                      9,000
                                                  ----------------------------   ------------------------------
                                                                      245,545                          (24,220)
INCOME/ (LOSS)  BEFORE CAPITAL GAINS AND
PREFERRED DIVIDEND                                                  $ (17,755)                           6,163
                                                  ============================   ==============================
Per share data

LOSS  BEFORE CAPITAL GAINS AND
PREFERRED DIVIDEND, BASIC AND DILUTED                                 $ (0.50)
                                                  ============================
Adjusted shares of beneficial interest,basic                           35,520
Adjusted shares of beneficial interest, diluted                        35,524









                                                          St. Cloud                         Sold Southwestern
                                                         Refinancing                        Retail Properties
                                                -------------------------------     ----------------------------------
REVENUES
  Rents                                                                                                       (26,603)
  Interest - Mortgage loans
               - Short-term investments
               - Investments
  Joint venture income and fees
  Other
                                                -------------------------------     ----------------------------------
                                                                             -                                (26,603)
                                                -------------------------------     ----------------------------------
EXPENSES
  Property operating                                                                                          (10,169)
  Real estate taxes                                                                                            (1,488)
  Depreciation and amortization                                                                                (3,540)
  Interest-mortgages                                                                                           (7,881)
                - Notes payable                                          3,326
                - Senior notes
                - Bank loans and other
  General and administrative                                                                                     (178)
  Realized currency gain
  Unrealized loss on carrying value
    of assets held for disposition
                                                -------------------------------     ----------------------------------
                                                                         3,326                                (23,256)
INCOME/ (LOSS)  BEFORE CAPITAL GAINS AND
PREFERRED DIVIDEND                                                      (3,326)                                (3,347)
                                                ===============================     ==================================
Per share data

LOSS  BEFORE CAPITAL GAINS AND
PREFERRED DIVIDEND, BASIC AND DILUTED

Adjusted shares of beneficial interest,basic
Adjusted shares of beneficial interest, diluted




                                                                                                              Repayment
                                                                                                              of Impark
                                                                                                            Bank Debt and
                                                Impark and Canadian                                       Cash Contributed
                                                     Real Estate                                            by Registrant
                                                     Subsidiaries                 Ventek                      to Impark
                                                  -------------------   ---------------------------  -----------------------------
REVENUES
  Rents                                                     (139,473)                        3,152
  Interest - Mortgage loans                                       (8)
               - Short-term investments                           (5)                                                      (1,315)
               - Investments
  Joint venture income and fees
  Other                                                           (8)
                                                  -------------------   ---------------------------  -----------------------------
                                                            (139,494)                        3,152                         (1,315)
                                                  -------------------   ---------------------------  -----------------------------
EXPENSES
  Property operating                                        (133,057)                        3,727
  Real estate taxes
  Depreciation and amortization                               (3,480)                           50
  Interest-mortgages
                - Notes payable
                - Senior notes
                - Bank loans and other                        (1,356)                            6
  General and administrative                                  (3,945)
  Realized currency gain                                         863
  Unrealized loss on carrying value
    of assets held for disposition
                                                  -------------------   ---------------------------  -----------------------------
                                                            (140,975)                        3,783                              -
                                                  -------------------   ---------------------------  -----------------------------
INCOME/ (LOSS)  BEFORE CAPITAL GAINS AND
PREFERRED DIVIDEND                                             1,481                          (631)                        (1,315)
                                                  ===================   ===========================  =============================
Per share data

LOSS  BEFORE CAPITAL GAINS AND
PREFERRED DIVIDEND, BASIC AND DILUTED

Adjusted shares of beneficial interest,basic
Adjusted shares of beneficial interest, dilute




                                                       Pro Forma
                                                  --------------------
REVENUES
  Rents                                                      $ 44,176
  Interest - Mortgage loans                                       347
               - Short-term investments                             -
               - Investments                                        -
  Joint venture income and fees                                   228
  Other                                                           722
                                                  --------------------
                                                               45,473
                                                  --------------------
EXPENSES
  Property operating                                           15,298
  Real estate taxes                                             4,718
  Depreciation and amortization                                 9,448
  Interest-mortgages                                           11,806
                - Notes payable                                 3,334
                - Senior notes                                    835
                - Bank loans and other                          1,190
  General and administrative                                    8,574
  Realized currency gain                                            -
  Unrealized loss on carrying value                                 -
    of assets held for disposition                              9,000
                                                  --------------------
                                                               64,203
                                                  --------------------
INCOME/ (LOSS)  BEFORE CAPITAL GAINS AND
PREFERRED DIVIDEND                                          $ (18,730)
                                                  ====================
Per share data

LOSS  BEFORE CAPITAL GAINS AND
PREFERRED DIVIDEND, BASIC AND DILUTED                         $ (0.53)
                                                  ====================
Adjusted shares of beneficial interest,basic                   35,520
Adjusted shares of beneficial interest, diluted                35,524